# SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement ("**Agreement**") is entered into as of October 3, 2011 by and between Imaging3, Inc., a corporation organized under the laws of the State of California (the "**Company**"), on the one hand, and each Person set forth on the signature page hereto as a "Purchaser" hereunder (each a "**Purchaser**" and collectively the "**Purchasers**"), on the other hand.

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company in a PIPE Transaction as set forth herein;

NOW THEREFORE, in consideration of the foregoing premise and the covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser agree as follows:

**1. Incorporation by Reference; Definitions.**

(a) *Incorporation.* This Agreement incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled GTC 8-11 (General Terms and Conditions) available and accessible at www.pipefund.com ("**PST Document GTC**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Agreement (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document GTC, this Agreement shall control.

(b) *Defined Terms.* Each initially capitalized term used but not defined in this Agreement (including PST Document GTC as incorporated herein pursuant to the preceding Section), and each initially capitalized term used but not defined in any other Transaction Document, shall have the meaning ascribed thereto in the PipeFund Services Organization Standard Transaction Document labeled DEF 8-11 (Definitions) available and accessible at www.pipefund.com.

**2. Securities.** The Company agrees to issue and sell, and each Purchaser agrees to purchase, severally and not jointly, in consideration for payment by such Purchaser of its Subscription Amount indicated on such Purchaser's signature page hereto, upon the terms and conditions contained in this Agreement, the following Securities:

(a) *Notes.* A Senior Secured Note Due October 3, 2012 of the Company, in the form attached hereto as Exhibit A, with an aggregate original principal amount equal to 120% of such Purchaser's Subscription Amount (and an aggregate original principal amount equal to $1,200,000 under all the Notes).

(b) *Warrants.* A 5-year Warrant, in the form attached hereto as Exhibit B, to purchase such number Warrant Shares as is equal to the original principal amount of such Purchaser's Note divided by $0.10, having an initial exercise price equal to $0.10 (with an aggregate number of Warrant Shares under all Warrants equal to 12,000,000 shares).

**3. Purchase Price; Form of Payment; Closing.** The aggregate Subscription Amount for the Notes and Warrants to be purchased by the Purchasers hereunder shall be $1,000,000. At Closing, each Purchaser shall pay such Purchaser's Subscription Amount by wire transfer in immediately available funds to the Company (less any amounts offset as described in Section 4 below). There shall not be any Escrow Agreement for the Transactions nor any Funds Escrow Agent or Documents Escrow Agent, provided that the original Notes and Warrants shall be delivered to Peter J. Weisman, P.C., counsel to Gemini Master Fund, Ltd. ("**Gemini**"), to be held in escrow pending the Company's receipt of each respective Purchaser's wire transfer.

**4. Expenses.** On or prior to the Closing, the Company shall pay a non-refundable, non-accountable sum equal to $15,000 as and for the legal fees incurred by the Purchasers in connection with the negotiation, preparation and execution of the Transaction Documents, plus any actual out-of-pocket disbursements incurred or to be incurred by the Purchasers in connection with lien searches and filings pursuant to the Security Documents ("**Expense Amount**"). Gemini may withhold and offset the Expense Amount from the payment of its Subscription Amount otherwise payable hereunder at Closing, which offset shall constitute partial payment of such Subscription Amount in an amount equal to such offset. Gemini shall be responsible for all PipeFund expenses.

**5. Company Address for Notices:**

**Company:**
Imaging3, Inc.
3200 West Valhalla Drive
Burbank, California 91505
Attn: President
Facsimile: 818-260-0445
Email: dean@imaging3.com

**6. Modifications and Additional Terms.**

(a) No Registration Rights; Rule 144. Sections 6.1 through 6.3 of PST Document GTC are hereby deleted such that the Purchasers shall not have the registration rights set forth therein. The Company acknowledges and agrees that, for purposes of Rule 144, the holding period for the shares of Common Stock issuable upon conversion or otherwise pursuant to the Notes issued to the Purchasers shall have commenced on the date of original issuance of the Notes. After six months following the Closing Date, any and all shares of Common Stock issued upon conversion of the Notes issued to a Purchaser shall be issued free and clear of any and all legends and restrictions thereon, provided that such Purchaser is not an Affiliate of the Company at such time.

(b) Security Agreements. On the Closing Date the Company shall deliver or cause to be delivered to the Purchasers a Security Agreement, in substantially the form of Exhibit C-1 attached hereto, duly executed by the Company. Such delivery shall be a condition precedent to Closing. The Company represents and warrants that it does not directly or indirectly own any real property.

(c) Eligible Markets. The Bulletin Board shall be an Eligible Market.

(d) Dilutive Issuances. In the event the Company issues or sells any shares of Common Stock or Convertible Securities or amends the transaction documents relating to any sale or issuance of Common Stock or Convertible Securities, if the Purchasers reasonably believe that any of the terms and conditions thereunder are more favorable to such investors as the terms and conditions granted under the Transaction Documents entered into in connection herewith, upon notice to the Company by the Purchasers the Company shall amend the terms of this Transaction and such Transaction Documents so as to give the Purchasers the benefit of such more favorable terms or conditions.

(e) Public Filings. The Company's representations and warranties in the Transaction Documents are expressly subject to, and are accurate and complete except as otherwise disclosed in, the disclosures made by the Company, its management and its affiliates in the Company's most recent Form 10-K report and the Company's Form 10-Q reports and Form 8-K reports filed by Company with the Securities and Exchange Commission on EDGAR since such Form 10-K. The Purchaser expressly acknowledges that it has reviewed those reports.

(f) Lien Filings. The Company represents and warrants that the liens which were outstanding to the following entities have been satisfied and such entities do no currently have a lien on any assets of the Company: The Surgery Center, LLC (judgment lien), North Surgery Center, L.P. (judgment lien), Elite Surgical Management, L.P. (financing statement) and Toms River Surgery Center, LLC (judgment lien).

[*Signature Pages Follow*]

IN WITNESS WHEREOF, as of the date first written above, the Parties hereto have duly executed, or caused their authorized officers to duly execute, this Agreement.

**COMPANY:**

IMAGING3, INC.

By: ______________________________
Name: Dean Janes
Title: Chairman/CEO

*[Purchaser Signature Pages Follow]*

**PURCHASER:**

1. **Signature:**

**GEMINI MASTER FUND, LTD.**
By: GEMINI STRATEGIES, LLC. as investment manager

By: ______________________
Name: Steven Winters
Title: Managing Member

2. **Subscription Amount:**

$300,000

3. **Maximum Ownership Percentage:**

9.9%

4. **Address for Notices:**

c/o Gemini Strategies, LLC
619 South Vulcan, Suite 203
Encinitas, CA 92024
Attn: Steven Winters
Fax: (760) 697-1119
Email: steve@geministrategies.com

*With a copy to, if any:*

Peter J. Weisman, P.C.
2 Rector St., 3rd Floor
New York, NY 10006
Email: pweisman@pweisman.com

**PURCHASER:**

**1. SIGNATURE:**

**ALPHA CAPITAL ANSTALT**

By: ____________________

Name: Konrad Ackermann

Title: Director

**2. Subscription Amount:**

$300,000

**3. Maximum Ownership Percentage:**

4.9%

**4. Address for Notices:**

**ALPHA CAPITAL ANSTAL**

C/O LH Financial Services Corp.

150 Central Park South, 2nd Floor

New York, NY 10019

Phone: 212-586-8224

Fax: 212-586-8244

**PURCHASER:**

1. **Signature:**

**BRIO CAPITAL, L.P.**

By: Brio Capital Management LLC, as general partner

By: ____________________
Name: Shaye Hirsch
Title: Managing Member

2. **Subscription Amount:**

$200,000

3. **Maximum Ownership Percentage:**

4.9%

4. **Address for Notices:**

c/o Brio Capital Management LLC
100 Merrick Rd
Suite 401W
Rockville Centre, NY 11570
Fax: (646) 390-2158
Email: shaye@briocapital.com

**PURCHASER:**

1. **Signature:**

**CONTEXT PARTNERS FUND, L.P.**
By: CONTEXT CAPITAL MANAGEMENT, LLC, as general partner

By: ______________________
Name: Michael S. Rosen
Title: Managing Member

2. **Subscription Amount:**

$200,000

3. **Maximum Ownership Percentage:**

4.9%

4. **Address for Notices:**

Context Advisory, LLC
2223 Avenida de la Playa, Suite 104
La Jolla, CA 92037
Fax: (858) 481-3666
Attn: Michael S. Rosen
Email: mrosen@contextfunds.com

*With a copy to, if any:*

Peter J. Weisman, P.C.
2 Rector St., 3rd Floor
New York, NY 10006
Email: pweisman@pweisman.com

**Exhibit A**

**FORM OF NOTE**

See Tab #3

# Exhibit B

## FORM OF WARRANT

See Tab #3

# Exhibit C-1

# FORMS OF SECURITY AGREEMENT

See Tab #4

**NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.**

**THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT SET FORTH BELOW.**

# IMAGING3, INC.

## SENIOR SECURED NOTE DUE OCTOBER 3, 2012

Original Issuance Date: October 3, 2011 ("**Issuance Date**")
Principal Amount: US$360,000

FOR VALUE RECEIVED, IMAGING3, INC., a California corporation having its principal place of business at 3200 West Valhalla Drive, Burbank, California 91505 (the "**Company**"), promises to pay to the order of ALPHA CAPITAL ANSTALT or its registered assigns or successors-in-interest (the "**Holder**"), the principal sum of Three Hundred Sixty Thousand U.S. Dollars (US$360,000) and any additional sums due pursuant to the terms hereof on October 3, 2012 (as such date may be extended pursuant to the terms hereof, the "**Maturity Date**") or such earlier date as this Note is required to be repaid as provided hereunder, and to pay accrued and unpaid interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof to the extent provided herein.

**1. Series; Incorporation by Reference.**

(a) *Note Series.* This Senior Secured Note Due October 3, 2012 (including each Senior Secured Note Due October 3, 2012 issued in exchange, transfer or replacement hereof, this "**Note**") is one of a series of duly authorized and validly issued Senior Secured Notes Due October 3, 2012 (collectively, the "**Notes**") issued pursuant to that certain Securities Purchase Agreement, dated on or about the date hereof, by and among the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation.* This Note incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled CN 8-11 (Standard Note Terms) available and accessible at www.pipefund.com ("**PST Document CN**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Note (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document CN, this Note shall control.

**2. Definitions.** For purposes hereof, in addition to the terms defined elsewhere in this Note (a) each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document CN or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com), and (b) the following terms shall have the following meanings:

"**Conversion Price**" shall equal the lesser of (a) the Fixed Price and (b) 80% of the average of the three (3) lowest daily VWAPs during the twenty-two (22) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note.

"**Event of Default**" shall also include, in addition to those events set forth in PST Document CN, any of the following events:

(a) any Change of Control;

(b) if any of the Security Documents ceases to be in full force and effect (including failure to create a valid and perfected first priority lien on and security interest in all the Collateral (as defined in the Security Agreement) of the Company and its Subsidiaries) at any time for any reason;

(c) any material adverse change in the condition, value or operation of a material portion of the Collateral; or

(d) if Dean Janes ceases to (a) serve in the capacity with the Company in which he serves as of the Closing Date and (b) perform the duties consistent with such capacity for similarly situated companies, provided that if such cessation is due to death, permanent disability, voluntary termination or termination by the Company for cause, then (A) an Event of Default shall not be deemed to have occurred unless and until the Company shall have failed to retain a replacement reasonably acceptable to the Requisite Purchasers within 60 days following such death, permanent disability, voluntary termination or termination by the Company for cause, and (B) following any such acceptable replacement this clause shall apply to such replacement in lieu of such person.

"**Fixed Price**" shall equal $0.10, subject to adjustment as set forth herein.

"**Floor Price**" shall equal $0.05, subject to adjustment as set forth herein.

**3. Interest.** No interest shall accrue under this Note unless and until an Event of Default occurs, after which interest on the unpaid principal balance of this Note shall accrue daily at the Default Rate.

**4. Maturity Extension.** The Company shall have the right to extend the Maturity Date to April 1, 2013 by delivering a written notice electing such extension to all the Holders of Notes on or before September 1, 2012, provided that no Event of Default has occurred under the Notes. The Company shall treat all the Holders of Notes the same with respect to any such extension.

**5. Conversion.**

(a) *Conversion Right.* This Note is convertible into shares of the Company's Common Stock at the Conversion Price, subject to and in accordance with the terms and conditions set forth herein, *provided* that if the Conversion Price is less than the Floor Price, then the Company may, at its election, in lieu of issuing such number of Conversion Shares as would be issuable hereunder upon such conversion:

(i) issue such number of Conversion Shares as is determined by dividing the dollar amount being converted by the Floor Price, and

(ii) pay in cash to the Holder, within three (3) Trading Days following the Conversion Date, an amount equal to the product of (A) the difference between (x) the number of Conversion Shares which would have been issued under this Section if the Company did not make such election and (y) the number of Conversion Shares which was actually issued pursuant to clause (i) above, multiplied by (B) the Market Price as of the Conversion Date.

For example, a conversion of $100,000 in principal with a Conversion Price of $0.04, a Floor Price of $0.05 and a Market Price of $0.06 is entitled to 2,500,000 Conversion Shares ($100,000/$0.04), provided that, if elected, the Company may use the Floor Price and issue only 2,000,000 shares ($100,000/$0.05) and make a cash payment of $30,000.00 ((2,500,000-2,000,000) x Market Price of $0.06).

(b) *Ownership Cap.* The Holder's Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document CN).

(c) *Adjustment.* For purposes of Section 4.1 of PST Document CN, the term Conversion Price shall include without limitation the Fixed Price and the Floor Price such that such figures shall be adjusted accordingly upon any adjustment to the Conversion Price hereunder. This Note shall have Full Ratchet Anti-Dilution Adjustment including without limitation if the Company effects a Subsequent Issuance of Convertible Securities in a Variable Rate Transaction with a conversion price formula more favorable to the investor therein than the Conversion Price hereunder, then the Conversion Price hereunder shall be adjusted to such more favorable conversion price formula.

(d) *Forced Conversion.* Notwithstanding anything contained herein to the contrary and subject to the terms hereof, if, after the date which is six months following the Issuance Date, the VWAP for fifteen (15) consecutive Trading Days (such 15-Trading Day period being the "**Threshold Period**") exceeds $0.20 (subject to appropriate and equitable

adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Issuance Date), then the Company may, within three (3) Trading Days after the end of any such Threshold Period, deliver a written notice ("**Forced Conversion Notice**") to the Holder to cause the Holder to convert all or part of the then outstanding principal amount of this Note as specified in such Forced Conversion Notice at the Conversion Price then in effect ("**Forced Conversion**") on or prior to the twentieth (20th) Trading Day following the Holder's receipt of such Forced Conversion Notice (such date, the "**Forced Conversion Date**"). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all Equity Conditions are satisfied on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied ratably to all Holders based on their original principal amount of Notes, provided that any voluntary conversions by a Holder shall be applied against the Holder's pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For clarification purposes, a Forced Conversion shall be subject to all of the provisions of Article III of PST Document CN, including without limitation the provision requiring payment of liquidated damages and limitations on conversions.

**6. Restrictive Covenants.** Subject to Section 8 of this Note, so long as this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary (whether or not a Subsidiary on the Closing Date) to, directly or indirectly:

(a) *Ranking.* Other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer or permit to exist any Indebtedness of any kind, *provided* that Permitted Indebtedness shall include Subordinated Debt but not *Pari Passu* Debt pursuant to clause (e) of the definition of Permitted Indebtedness.

(b) *Liens.* Other than Permitted Liens, enter into, create, incur, assume or suffer or permit to exist any Liens of any kind on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) *Impairment.* Amend any of its Organizational Documents in any manner that materially and adversely affects any rights of the Holder;

(d) *Redemptions/Prepayments.* Redeem, repay, repurchase, offer to repay or repurchase, defease, make payments in respect of, or otherwise acquire any shares of its Common Stock, Options or Convertible Securities or any Indebtedness other than (i) as permitted or required under the Transaction Documents, (ii) the repurchase of shares from current or former officers, directors or key employees of the Company pursuant to the terms of written agreements existing on the Closing Date and disclosed to the Holder, and (iii) regularly scheduled principal and interest payments as such terms are in effect as of the Closing Date, *provided* that the Company shall not in any event or manner repay or redeem any Indebtedness or advances outstanding from any Company shareholder, officer or director.

(e) *Dividends.* Declare, set aside or pay cash dividends or distributions on any equity securities of the Company (whether in cash, equity securities or property);

(f) *Affiliates.* Enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, except in the ordinary course of the Company's or any Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company and its Subsidiaries than the Company and its Subsidiaries would obtain in a comparable arms' length transaction with a Person not an Affiliate of the Company and provided that such transaction is expressly approved by a majority of the directors of the Company other than the Affiliate who is a party to the transaction (even if less than a quorum is otherwise required for board approval);

(g) *Variable Rate Transactions.* Enter into any Variable Rate Transaction or MFN Transaction; or

(h) *Agreement.* Enter into any agreement with respect to any of the foregoing.

**7. Security.** This Note shall be secured by all the assets of the Company under the Security Agreements.

**8. Exceptions to Restrictive Covenants.** Notwithstanding anything else herein or in any of the other Transaction Documents to the contrary, the Company or any Subsidiary of the Company is permitted to do any or all of the following transactions without the consent of the Holder and, if prior notice of any transaction is required by the Company to the Holder under the Transaction Documents, such notice will be subject to compliance with Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and other applicable federal and state securities laws, rules and regulations: Forward or reverse stock split.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: ______________________
Name: Dean Janes
Title: Chairman/CEO

**NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.**

**THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.**

# IMAGING3, INC.

## WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: October 3, 2011 ("**Issuance Date**")

IMAGING3, INC., a California corporation (the "**Company**"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ALPHA CAPITAL ANSTALT, the registered holder hereof or its permitted assigns (the "**Holder**"), is entitled to purchase from the Company up to a total of 3,600,000 shares ("**Warrant Shares**") of the Company's Common Stock at an exercise price equal to $0.10 per share (as may be adjusted from time to time as provided herein, the "**Exercise Price**") at any time during the period ("**Exercise Period**") commencing on the Issuance Date and ending on and including the date which is five (5) years following the Issuance Date ("**Expiration Date**"), subject to the terms and conditions set forth herein. The Holder's Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document WAR, as defined below).

### 1. Incorporation by Reference; Definitions.

(a) *Issuance.* This Warrant to Purchase Common Stock ("**Warrant**") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation.* This Warrant incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled WAR 8-11

(Standard Warrant Terms) available and accessible at www.pipefund.com ("**PST Document WAR**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Warrant (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document WAR, this Warrant shall control.

(c) *Defined Terms*. Each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document WAR or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com).

**2. Specific/Additional Terms.**

This Warrant shall have Full Ratchet Anti-Dilution Adjustment, and simultaneously with any reduction of the Exercise Price hereunder the number of Warrant Shares that may be purchased upon exercise hereof shall be inversely proportionately increased so that after such adjustment the aggregate Exercise Price payable under this Warrant for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

This Warrant shall have Cashless Exercise at all times during which there is not an effective Registration Statement covering the resale of all Warrant Shares by the Holder, which Registration Statement is not subject to any suspension or stop order and contains a Prospectus therein that is current and available for use by the Holder and not subject to any blackout or similar circumstance.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: ______________________
Name: DEAN JANES
Title: Chairman/CEO

**NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.**

**THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT SET FORTH BELOW.**

# IMAGING3, INC.

## SENIOR SECURED NOTE DUE OCTOBER 3, 2012

Original Issuance Date: October 3, 2011 ("**Issuance Date**")
Principal Amount: US$240,000

FOR VALUE RECEIVED, IMAGING3, INC., a California corporation having its principal place of business at 3200 West Valhalla Drive, Burbank, California 91505 (the "**Company**"), promises to pay to the order of BRIO CAPITAL, L.P. or its registered assigns or successors-in-interest (the "**Holder**"), the principal sum of Two Hundred Forty Thousand U.S. Dollars (US$240,000) and any additional sums due pursuant to the terms hereof on October 3, 2012 (as such date may be extended pursuant to the terms hereof, the "**Maturity Date**") or such earlier date as this Note is required to be repaid as provided hereunder, and to pay accrued and unpaid interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof to the extent provided herein.

**1. Series; Incorporation by Reference.**

(a) *Note Series.* This Senior Secured Note Due October 3, 2012 (including each Senior Secured Note Due October 3, 2012 issued in exchange, transfer or replacement hereof, this "**Note**") is one of a series of duly authorized and validly issued Senior Secured Notes Due October 3, 2012 (collectively, the "**Notes**") issued pursuant to that certain Securities Purchase Agreement, dated on or about the date hereof, by and among the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation.* This Note incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the

PipeFund Services Organization Standard Transaction Document labeled CN 8-11 (Standard Note Terms) available and accessible at www.pipefund.com ("**PST Document CN**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Note (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document CN, this Note shall control.

**2. Definitions.** For purposes hereof, in addition to the terms defined elsewhere in this Note (a) each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document CN or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com), and (b) the following terms shall have the following meanings:

"**Conversion Price**" shall equal the lesser of (a) the Fixed Price and (b) 80% of the average of the three (3) lowest daily VWAPs during the twenty-two (22) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note.

"**Event of Default**" shall also include, in addition to those events set forth in PST Document CN, any of the following events:

(a) any Change of Control;

(b) if any of the Security Documents ceases to be in full force and effect (including failure to create a valid and perfected first priority lien on and security interest in all the Collateral (as defined in the Security Agreement) of the Company and its Subsidiaries) at any time for any reason;

(c) any material adverse change in the condition, value or operation of a material portion of the Collateral; or

(d) if Dean Janes ceases to (a) serve in the capacity with the Company in which he serves as of the Closing Date and (b) perform the duties consistent with such capacity for similarly situated companies, provided that if such cessation is due to death, permanent disability, voluntary termination or termination by the Company for cause, then (A) an Event of Default shall not be deemed to have occurred unless and until the Company shall have failed to retain a replacement reasonably acceptable to the Requisite Purchasers within 60 days following such death, permanent disability, voluntary termination or termination by the Company for cause, and (B) following any such acceptable replacement this clause shall apply to such replacement in lieu of such person.

"**Fixed Price**" shall equal $0.10, subject to adjustment as set forth herein.

"**Floor Price**" shall equal $0.05, subject to adjustment as set forth herein.

**3. Interest.** No interest shall accrue under this Note unless and until an Event of Default occurs, after which interest on the unpaid principal balance of this Note shall accrue daily at the Default Rate.

**4. Maturity Extension.** The Company shall have the right to extend the Maturity Date to April 1, 2013 by delivering a written notice electing such extension to all the Holders of Notes on or before September 1, 2012, provided that no Event of Default has occurred under the Notes. The Company shall treat all the Holders of Notes the same with respect to any such extension.

**5. Conversion.**

(a) *Conversion Right.* This Note is convertible into shares of the Company's Common Stock at the Conversion Price, subject to and in accordance with the terms and conditions set forth herein, *provided* that if the Conversion Price is less than the Floor Price, then the Company may, at its election, in lieu of issuing such number of Conversion Shares as would be issuable hereunder upon such conversion:

(i) issue such number of Conversion Shares as is determined by dividing the dollar amount being converted by the Floor Price, and

(ii) pay in cash to the Holder, within three (3) Trading Days following the Conversion Date, an amount equal to the product of (A) the difference between (x) the number of Conversion Shares which would have been issued under this Section if the Company did not make such election and (y) the number of Conversion Shares which was actually issued pursuant to clause (i) above, multiplied by (B) the Market Price as of the Conversion Date.

For example, a conversion of $100,000 in principal with a Conversion Price of $0.04, a Floor Price of $0.05 and a Market Price of $0.06 is entitled to 2,500,000 Conversion Shares ($100,000/$0.04), provided that, if elected, the Company may use the Floor Price and issue only 2,000,000 shares ($100,000/$0.05) and make a cash payment of $30,000.00 ((2,500,000-2,000,000) x Market Price of $0.06).

(b) *Ownership Cap.* The Holder's Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document CN).

(c) *Adjustment.* For purposes of Section 4.1 of PST Document CN, the term Conversion Price shall include without limitation the Fixed Price and the Floor Price such that such figures shall be adjusted accordingly upon any adjustment to the Conversion Price hereunder. This Note shall have Full Ratchet Anti-Dilution Adjustment including without limitation if the Company effects a Subsequent Issuance of Convertible Securities in a Variable Rate Transaction with a conversion price formula more favorable to the investor therein than the Conversion Price hereunder, then the Conversion Price hereunder shall be adjusted to such more favorable conversion price formula.

(d) *Forced Conversion.* Notwithstanding anything contained herein to the contrary and subject to the terms hereof, if, after the date which is six months following the Issuance Date, the VWAP for fifteen (15) consecutive Trading Days (such 15-Trading Day period being the "**Threshold Period**") exceeds $0.20 (subject to appropriate and equitable adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Issuance Date), then

the Company may, within three (3) Trading Days after the end of any such Threshold Period, deliver a written notice ("**Forced Conversion Notice**") to the Holder to cause the Holder to convert all or part of the then outstanding principal amount of this Note as specified in such Forced Conversion Notice at the Conversion Price then in effect ("**Forced Conversion**") on or prior to the twentieth (20th) Trading Day following the Holder's receipt of such Forced Conversion Notice (such date, the "**Forced Conversion Date**"). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all Equity Conditions are satisfied on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied ratably to all Holders based on their original principal amount of Notes, provided that any voluntary conversions by a Holder shall be applied against the Holder's pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For clarification purposes, a Forced Conversion shall be subject to all of the provisions of Article III of PST Document CN, including without limitation the provision requiring payment of liquidated damages and limitations on conversions.

**6. Restrictive Covenants.** Subject to Section 8 of this Note, so long as this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary (whether or not a Subsidiary on the Closing Date) to, directly or indirectly:

(a) *Ranking*. Other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer or permit to exist any Indebtedness of any kind, *provided* that Permitted Indebtedness shall include Subordinated Debt but not *Pari Passu* Debt pursuant to clause (e) of the definition of Permitted Indebtedness.

(b) *Liens*. Other than Permitted Liens, enter into, create, incur, assume or suffer or permit to exist any Liens of any kind on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) *Impairment*. Amend any of its Organizational Documents in any manner that materially and adversely affects any rights of the Holder;

(d) *Redemptions/Prepayments*. Redeem, repay, repurchase, offer to repay or repurchase, defease, make payments in respect of, or otherwise acquire any shares of its Common Stock, Options or Convertible Securities or any Indebtedness other than (i) as permitted or required under the Transaction Documents, (ii) the repurchase of shares from current or former officers, directors or key employees of the Company pursuant to the terms of written agreements existing on the Closing Date and disclosed to the Holder, and (iii) regularly scheduled principal and interest payments as such terms are in effect as of the Closing Date, *provided* that the Company shall not in any event or manner repay or redeem any Indebtedness or advances outstanding from any Company shareholder, officer or director.

(e) *Dividends*. Declare, set aside or pay cash dividends or distributions on any equity securities of the Company (whether in cash, equity securities or property);

(f) *Affiliates*. Enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, except in the ordinary

course of the Company's or any Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company and its Subsidiaries than the Company and its Subsidiaries would obtain in a comparable arms' length transaction with a Person not an Affiliate of the Company and provided that such transaction is expressly approved by a majority of the directors of the Company other than the Affiliate who is a party to the transaction (even if less than a quorum is otherwise required for board approval);

(g) *Variable Rate Transactions.* Enter into any Variable Rate Transaction or MFN Transaction; or

(h) *Agreement.* Enter into any agreement with respect to any of the foregoing.

**7. Security.** This Note shall be secured by all the assets of the Company under the Security Agreements.

**8. Exceptions to Restrictive Covenants.** Notwithstanding anything else herein or in any of the other Transaction Documents to the contrary, the Company or any Subsidiary of the Company is permitted to do any or all of the following transactions without the consent of the Holder and, if prior notice of any transaction is required by the Company to the Holder under the Transaction Documents, such notice will be subject to compliance with Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and other applicable federal and state securities laws, rules and regulations: Forward or reverse stock split.

*[Signature Page Follows]*

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: ______________________

Name: DEAN JANES

Title: Chairman/CEO

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.

THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.

# IMAGING3, INC.

## WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: October 3, 2011 ("**Issuance Date**")

IMAGING3, INC., a California corporation (the "**Company**"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, BRIO CAPITAL, L.P., the registered holder hereof or its permitted assigns (the "**Holder**"), is entitled to purchase from the Company up to a total of 2,400,000 shares ("**Warrant Shares**") of the Company's Common Stock at an exercise price equal to $0.10 per share (as may be adjusted from time to time as provided herein, the "**Exercise Price**") at any time during the period ("**Exercise Period**") commencing on the Issuance Date and ending on and including the date which is five (5) years following the Issuance Date ("**Expiration Date**"), subject to the terms and conditions set forth herein. The Holder's Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document WAR, as defined below).

### 1. Incorporation by Reference; Definitions.

(a) *Issuance*. This Warrant to Purchase Common Stock ("**Warrant**") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation*. This Warrant incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled WAR 8-11 (Standard Warrant Terms) available and accessible at www.pipefund.com ("**PST**

**Document WAR**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Warrant (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document WAR, this Warrant shall control.

(c) *Defined Terms*. Each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document WAR or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com).

**2. Specific/Additional Terms.**

This Warrant shall have Full Ratchet Anti-Dilution Adjustment, and simultaneously with any reduction of the Exercise Price hereunder the number of Warrant Shares that may be purchased upon exercise hereof shall be inversely proportionately increased so that after such adjustment the aggregate Exercise Price payable under this Warrant for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

This Warrant shall have Cashless Exercise at all times during which there is not an effective Registration Statement covering the resale of all Warrant Shares by the Holder, which Registration Statement is not subject to any suspension or stop order and contains a Prospectus therein that is current and available for use by the Holder and not subject to any blackout or similar circumstance.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: [signature]
Name: DEAN JANES
Title: Chairman/CEO

**NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.**

**THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT SET FORTH BELOW.**

# IMAGING3, INC.

## SENIOR SECURED NOTE DUE OCTOBER 3, 2012

Original Issuance Date: October 3, 2011 ("**Issuance Date**")
Principal Amount: US$240,000

FOR VALUE RECEIVED, IMAGING3, INC., a California corporation having its principal place of business at 3200 West Valhalla Drive, Burbank, California 91505 (the "**Company**"), promises to pay to the order of CONTEXT PARTNERS FUND, L.P. or its registered assigns or successors-in-interest (the "**Holder**"), the principal sum of Two Hundred Forty Thousand U.S. Dollars (US$240,000) and any additional sums due pursuant to the terms hereof on October 3, 2012 (as such date may be extended pursuant to the terms hereof, the "**Maturity Date**") or such earlier date as this Note is required to be repaid as provided hereunder, and to pay accrued and unpaid interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof to the extent provided herein.

**1. Series; Incorporation by Reference.**

(a) *Note Series.* This Senior Secured Note Due October 3, 2012 (including each Senior Secured Note Due October 3, 2012 issued in exchange, transfer or replacement hereof, this "**Note**") is one of a series of duly authorized and validly issued Senior Secured Notes Due October 3, 2012 (collectively, the "**Notes**") issued pursuant to that certain Securities Purchase Agreement, dated on or about the date hereof, by and among the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation.* This Note incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled CN 8-11 (Standard Note Terms) available and accessible at www.pipefund.com ("**PST Document CN**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Note (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document CN, this Note shall control.

**2. Definitions.** For purposes hereof, in addition to the terms defined elsewhere in this Note (a) each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document CN or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com), and (b) the following terms shall have the following meanings:

"**Conversion Price**" shall equal the lesser of (a) the Fixed Price and (b) 80% of the average of the three (3) lowest daily VWAPs during the twenty-two (22) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note.

"**Event of Default**" shall also include, in addition to those events set forth in PST Document CN, any of the following events:

(a) any Change of Control;

(b) if any of the Security Documents ceases to be in full force and effect (including failure to create a valid and perfected first priority lien on and security interest in all the Collateral (as defined in the Security Agreement) of the Company and its Subsidiaries) at any time for any reason;

(c) any material adverse change in the condition, value or operation of a material portion of the Collateral; or

(d) if Dean Janes ceases to (a) serve in the capacity with the Company in which he serves as of the Closing Date and (b) perform the duties consistent with such capacity for similarly situated companies, provided that if such cessation is due to death, permanent disability, voluntary termination or termination by the Company for cause, then (A) an Event of Default shall not be deemed to have occurred unless and until the Company shall have failed to retain a replacement reasonably acceptable to the Requisite Purchasers within 60 days following such death, permanent disability, voluntary termination or termination by the Company for cause, and (B) following any such acceptable replacement this clause shall apply to such replacement in lieu of such person.

"**Fixed Price**" shall equal $0.10, subject to adjustment as set forth herein.

"**Floor Price**" shall equal $0.05, subject to adjustment as set forth herein.

**3. Interest.** No interest shall accrue under this Note unless and until an Event of Default occurs, after which interest on the unpaid principal balance of this Note shall accrue daily at the Default Rate.

**4. Maturity Extension.** The Company shall have the right to extend the Maturity Date to April 1, 2013 by delivering a written notice electing such extension to all the Holders of Notes on or before September 1, 2012, provided that no Event of Default has occurred under the Notes. The Company shall treat all the Holders of Notes the same with respect to any such extension.

**5. Conversion.**

(a) *Conversion Right.* This Note is convertible into shares of the Company's Common Stock at the Conversion Price, subject to and in accordance with the terms and conditions set forth herein, *provided* that if the Conversion Price is less than the Floor Price, then the Company may, at its election, in lieu of issuing such number of Conversion Shares as would be issuable hereunder upon such conversion:

(i) issue such number of Conversion Shares as is determined by dividing the dollar amount being converted by the Floor Price, and

(ii) pay in cash to the Holder, within three (3) Trading Days following the Conversion Date, an amount equal to the product of (A) the difference between (x) the number of Conversion Shares which would have been issued under this Section if the Company did not make such election and (y) the number of Conversion Shares which was actually issued pursuant to clause (i) above, multiplied by (B) the Market Price as of the Conversion Date.

For example, a conversion of $100,000 in principal with a Conversion Price of $0.04, a Floor Price of $0.05 and a Market Price of $0.06 is entitled to 2,500,000 Conversion Shares ($100,000/$0.04), provided that, if elected, the Company may use the Floor Price and issue only 2,000,000 shares ($100,000/$0.05) and make a cash payment of $30,000.00 ((2,500,000-2,000,000) x Market Price of $0.06).

(b) *Ownership Cap.* The Holder's Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document CN).

(c) *Adjustment.* For purposes of Section 4.1 of PST Document CN, the term Conversion Price shall include without limitation the Fixed Price and the Floor Price such that such figures shall be adjusted accordingly upon any adjustment to the Conversion Price hereunder. This Note shall have Full Ratchet Anti-Dilution Adjustment including without limitation if the Company effects a Subsequent Issuance of Convertible Securities in a Variable Rate Transaction with a conversion price formula more favorable to the investor therein than the Conversion Price hereunder, then the Conversion Price hereunder shall be adjusted to such more favorable conversion price formula.

(d) *Forced Conversion.* Notwithstanding anything contained herein to the contrary and subject to the terms hereof, if, after the date which is six months following the Issuance Date, the VWAP for fifteen (15) consecutive Trading Days (such 15-Trading Day period being the "**Threshold Period**") exceeds $0.20 (subject to appropriate and equitable adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Issuance Date), then

the Company may, within three (3) Trading Days after the end of any such Threshold Period, deliver a written notice ("**Forced Conversion Notice**") to the Holder to cause the Holder to convert all or part of the then outstanding principal amount of this Note as specified in such Forced Conversion Notice at the Conversion Price then in effect ("**Forced Conversion**") on or prior to the twentieth (20th) Trading Day following the Holder's receipt of such Forced Conversion Notice (such date, the "**Forced Conversion Date**"). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all Equity Conditions are satisfied on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied ratably to all Holders based on their original principal amount of Notes, provided that any voluntary conversions by a Holder shall be applied against the Holder's pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For clarification purposes, a Forced Conversion shall be subject to all of the provisions of Article III of PST Document CN, including without limitation the provision requiring payment of liquidated damages and limitations on conversions.

**6. Restrictive Covenants.** Subject to Section 8 of this Note, so long as this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary (whether or not a Subsidiary on the Closing Date) to, directly or indirectly:

(a) *Ranking*. Other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer or permit to exist any Indebtedness of any kind, *provided* that Permitted Indebtedness shall include Subordinated Debt but not *Pari Passu* Debt pursuant to clause (e) of the definition of Permitted Indebtedness.

(b) *Liens*. Other than Permitted Liens, enter into, create, incur, assume or suffer or permit to exist any Liens of any kind on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) *Impairment*. Amend any of its Organizational Documents in any manner that materially and adversely affects any rights of the Holder;

(d) *Redemptions/Prepayments*. Redeem, repay, repurchase, offer to repay or repurchase, defease, make payments in respect of, or otherwise acquire any shares of its Common Stock, Options or Convertible Securities or any Indebtedness other than (i) as permitted or required under the Transaction Documents, (ii) the repurchase of shares from current or former officers, directors or key employees of the Company pursuant to the terms of written agreements existing on the Closing Date and disclosed to the Holder, and (iii) regularly scheduled principal and interest payments as such terms are in effect as of the Closing Date, *provided* that the Company shall not in any event or manner repay or redeem any Indebtedness or advances outstanding from any Company shareholder, officer or director.

(e) *Dividends*. Declare, set aside or pay cash dividends or distributions on any equity securities of the Company (whether in cash, equity securities or property);

(f) *Affiliates*. Enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, except in the ordinary

course of the Company's or any Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company and its Subsidiaries than the Company and its Subsidiaries would obtain in a comparable arms' length transaction with a Person not an Affiliate of the Company and provided that such transaction is expressly approved by a majority of the directors of the Company other than the Affiliate who is a party to the transaction (even if less than a quorum is otherwise required for board approval);

(g) *Variable Rate Transactions.* Enter into any Variable Rate Transaction or MFN Transaction; or

(h) *Agreement.* Enter into any agreement with respect to any of the foregoing.

**7. Security.** This Note shall be secured by all the assets of the Company under the Security Agreements.

**8. Exceptions to Restrictive Covenants.** Notwithstanding anything else herein or in any of the other Transaction Documents to the contrary, the Company or any Subsidiary of the Company is permitted to do any or all of the following transactions without the consent of the Holder and, if prior notice of any transaction is required by the Company to the Holder under the Transaction Documents, such notice will be subject to compliance with Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and other applicable federal and state securities laws, rules and regulations: Forward or reverse stock split.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: ______________________
Name: DEAN JANES
Title: Chairman/CEO

**NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.**

**THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.**

# IMAGING3, INC.

## WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: October 3, 2011 ("**Issuance Date**")

IMAGING3, INC., a California corporation (the "**Company**"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CONTEXT PARTNERS FUND, L.P., the registered holder hereof or its permitted assigns (the "**Holder**"), is entitled to purchase from the Company up to a total of 2,400,000 shares ("**Warrant Shares**") of the Company's Common Stock at an exercise price equal to $0.10 per share (as may be adjusted from time to time as provided herein, the "**Exercise Price**") at any time during the period ("**Exercise Period**") commencing on the Issuance Date and ending on and including the date which is five (5) years following the Issuance Date ("**Expiration Date**"), subject to the terms and conditions set forth herein. The Holder's Maximum Ownership Percentage is 4.9% (which may be changed only as specified in PST Document WAR, as defined below).

### 1. Incorporation by Reference; Definitions.

(a) *Issuance*. This Warrant to Purchase Common Stock ("**Warrant**") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation*. This Warrant incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled WAR 8-11

(Standard Warrant Terms) available and accessible at www.pipefund.com ("**PST Document WAR**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Warrant (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document WAR, this Warrant shall control.

(c) *Defined Terms*. Each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document WAR or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com).

**2. Specific/Additional Terms.**

This Warrant shall have Full Ratchet Anti-Dilution Adjustment, and simultaneously with any reduction of the Exercise Price hereunder the number of Warrant Shares that may be purchased upon exercise hereof shall be inversely proportionately increased so that after such adjustment the aggregate Exercise Price payable under this Warrant for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

This Warrant shall have Cashless Exercise at all times during which there is not an effective Registration Statement covering the resale of all Warrant Shares by the Holder, which Registration Statement is not subject to any suspension or stop order and contains a Prospectus therein that is current and available for use by the Holder and not subject to any blackout or similar circumstance.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By:
Name: DEAN JANES
Title: Chairman/CEO

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.

THIS NOTE DOES NOT REQUIRE PHYSICAL SURRENDER OF THE NOTE IN THE EVENT OF A PARTIAL REDEMPTION OR CONVERSION. AS A RESULT, FOLLOWING ANY REDEMPTION OR CONVERSION OF ANY PORTION OF THIS NOTE, THE OUTSTANDING PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE MAY BE LESS THAN THE PRINCIPAL AMOUNT SET FORTH BELOW.

# IMAGING3, INC.

## SENIOR SECURED NOTE DUE OCTOBER 3, 2012

Original Issuance Date: October 3, 2011 ("**Issuance Date**")
Principal Amount: US$360,000

FOR VALUE RECEIVED, IMAGING3, INC., a California corporation having its principal place of business at 3200 West Valhalla Drive, Burbank, California 91505 (the "**Company**"), promises to pay to the order of GEMINI MASTER FUND, LTD. or its registered assigns or successors-in-interest (the "**Holder**"), the principal sum of Three Hundred Sixty Thousand U.S. Dollars (US$360,000) and any additional sums due pursuant to the terms hereof on October 3, 2012 (as such date may be extended pursuant to the terms hereof, the "**Maturity Date**") or such earlier date as this Note is required to be repaid as provided hereunder, and to pay accrued and unpaid interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof to the extent provided herein.

**1. Series; Incorporation by Reference.**

(a) *Note Series.* This Senior Secured Note Due October 3, 2012 (including each Senior Secured Note Due October 3, 2012 issued in exchange, transfer or replacement hereof, this "**Note**") is one of a series of duly authorized and validly issued Senior Secured Notes Due October 3, 2012 (collectively, the "**Notes**") issued pursuant to that certain Securities Purchase Agreement, dated on or about the date hereof, by and among the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation.* This Note incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled CN 8-11 (Standard Note Terms) available and accessible at www.pipefund.com ("**PST Document CN**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Note (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document CN, this Note shall control.

**2. Definitions.** For purposes hereof, in addition to the terms defined elsewhere in this Note (a) each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document CN or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com), and (b) the following terms shall have the following meanings:

"**Conversion Price**" shall equal the lesser of (a) the Fixed Price and (b) 80% of the average of the three (3) lowest daily VWAPs during the twenty-two (22) consecutive Trading Days immediately preceding the applicable Conversion Date on which the Holder elects to convert all or part of this Note, subject to adjustment as provided in this Note.

"**Event of Default**" shall also include, in addition to those events set forth in PST Document CN, any of the following events:

(a) any Change of Control;

(b) if any of the Security Documents ceases to be in full force and effect (including failure to create a valid and perfected first priority lien on and security interest in all the Collateral (as defined in the Security Agreement) of the Company and its Subsidiaries) at any time for any reason;

(c) any material adverse change in the condition, value or operation of a material portion of the Collateral; or

(d) if Dean Janes ceases to (a) serve in the capacity with the Company in which he serves as of the Closing Date and (b) perform the duties consistent with such capacity for similarly situated companies, provided that if such cessation is due to death, permanent disability, voluntary termination or termination by the Company for cause, then (A) an Event of Default shall not be deemed to have occurred unless and until the Company shall have failed to retain a replacement reasonably acceptable to the Requisite Purchasers within 60 days following such death, permanent disability, voluntary termination or termination by the Company for cause, and (B) following any such acceptable replacement this clause shall apply to such replacement in lieu of such person.

"**Fixed Price**" shall equal $0.10, subject to adjustment as set forth herein.

"**Floor Price**" shall equal $0.05, subject to adjustment as set forth herein.

**3. Interest.** No interest shall accrue under this Note unless and until an Event of Default occurs, after which interest on the unpaid principal balance of this Note shall accrue daily at the Default Rate.

**4. Maturity Extension.** The Company shall have the right to extend the Maturity Date to April 1, 2013 by delivering a written notice electing such extension to all the Holders of Notes on or before September 1, 2012, provided that no Event of Default has occurred under the Notes. The Company shall treat all the Holders of Notes the same with respect to any such extension.

**5. Conversion.**

(a) *Conversion Right.* This Note is convertible into shares of the Company's Common Stock at the Conversion Price, subject to and in accordance with the terms and conditions set forth herein, *provided* that if the Conversion Price is less than the Floor Price, then the Company may, at its election, in lieu of issuing such number of Conversion Shares as would be issuable hereunder upon such conversion:

(i) issue such number of Conversion Shares as is determined by dividing the dollar amount being converted by the Floor Price, and

(ii) pay in cash to the Holder, within three (3) Trading Days following the Conversion Date, an amount equal to the product of (A) the difference between (x) the number of Conversion Shares which would have been issued under this Section if the Company did not make such election and (y) the number of Conversion Shares which was actually issued pursuant to clause (i) above, multiplied by (B) the Market Price as of the Conversion Date.

For example, a conversion of $100,000 in principal with a Conversion Price of $0.04, a Floor Price of $0.05 and a Market Price of $0.06 is entitled to 2,500,000 Conversion Shares ($100,000/$0.04), provided that, if elected, the Company may use the Floor Price and issue only 2,000,000 shares ($100,000/$0.05) and make a cash payment of $30,000.00 ((2,500,000-2,000,000) x Market Price of $0.06).

(b) *Ownership Cap.* The Holder's Maximum Ownership Percentage is 9.9% (which may be changed only as specified in PST Document CN).

(c) *Adjustment.* For purposes of Section 4.1 of PST Document CN, the term Conversion Price shall include without limitation the Fixed Price and the Floor Price such that such figures shall be adjusted accordingly upon any adjustment to the Conversion Price hereunder. This Note shall have Full Ratchet Anti-Dilution Adjustment including without limitation if the Company effects a Subsequent Issuance of Convertible Securities in a Variable Rate Transaction with a conversion price formula more favorable to the investor therein than the Conversion Price hereunder, then the Conversion Price hereunder shall be adjusted to such more favorable conversion price formula.

(d) *Forced Conversion.* Notwithstanding anything contained herein to the contrary and subject to the terms hereof, if, after the date which is six months following the Issuance Date, the VWAP for fifteen (15) consecutive Trading Days (such 15-Trading Day period being the "**Threshold Period**") exceeds $0.20 (subject to appropriate and equitable adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the Issuance Date), then

the Company may, within three (3) Trading Days after the end of any such Threshold Period, deliver a written notice ("**Forced Conversion Notice**") to the Holder to cause the Holder to convert all or part of the then outstanding principal amount of this Note as specified in such Forced Conversion Notice at the Conversion Price then in effect ("**Forced Conversion**") on or prior to the twentieth (20th) Trading Day following the Holder's receipt of such Forced Conversion Notice (such date, the "**Forced Conversion Date**"). The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, unless all Equity Conditions are satisfied on each Trading Day occurring during the applicable Threshold Period through and including the later of the Forced Conversion Date and the Trading Day after the date such Conversion Shares pursuant to such conversion are delivered to the Holder. Any Forced Conversion shall be applied ratably to all Holders based on their original principal amount of Notes, provided that any voluntary conversions by a Holder shall be applied against the Holder's pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if only a portion of this Note is forcibly converted. For clarification purposes, a Forced Conversion shall be subject to all of the provisions of Article III of PST Document CN, including without limitation the provision requiring payment of liquidated damages and limitations on conversions.

**6. Restrictive Covenants.** Subject to Section 8 of this Note, so long as this Note remains outstanding, the Company shall not, and shall not permit any Subsidiary (whether or not a Subsidiary on the Closing Date) to, directly or indirectly:

(a) *Ranking.* Other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer or permit to exist any Indebtedness of any kind, *provided* that Permitted Indebtedness shall include Subordinated Debt but not *Pari Passu* Debt pursuant to clause (e) of the definition of Permitted Indebtedness.

(b) *Liens.* Other than Permitted Liens, enter into, create, incur, assume or suffer or permit to exist any Liens of any kind on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

(c) *Impairment.* Amend any of its Organizational Documents in any manner that materially and adversely affects any rights of the Holder;

(d) *Redemptions/Prepayments.* Redeem, repay, repurchase, offer to repay or repurchase, defease, make payments in respect of, or otherwise acquire any shares of its Common Stock, Options or Convertible Securities or any Indebtedness other than (i) as permitted or required under the Transaction Documents, (ii) the repurchase of shares from current or former officers, directors or key employees of the Company pursuant to the terms of written agreements existing on the Closing Date and disclosed to the Holder, and (iii) regularly scheduled principal and interest payments as such terms are in effect as of the Closing Date, *provided* that the Company shall not in any event or manner repay or redeem any Indebtedness or advances outstanding from any Company shareholder, officer or director.

(e) *Dividends.* Declare, set aside or pay cash dividends or distributions on any equity securities of the Company (whether in cash, equity securities or property);

(f) *Affiliates.* Enter into any transaction with any Affiliate of the Company which would be required to be disclosed in any public filing with the Commission, except in the ordinary

course of the Company's or any Subsidiary's business and upon fair and reasonable terms that are no less favorable to the Company and its Subsidiaries than the Company and its Subsidiaries would obtain in a comparable arms' length transaction with a Person not an Affiliate of the Company and provided that such transaction is expressly approved by a majority of the directors of the Company other than the Affiliate who is a party to the transaction (even if less than a quorum is otherwise required for board approval);

(g) *Variable Rate Transactions.* Enter into any Variable Rate Transaction or MFN Transaction; or

(h) *Agreement.* Enter into any agreement with respect to any of the foregoing.

**7. Security.** This Note shall be secured by all the assets of the Company under the Security Agreements.

**8. Exceptions to Restrictive Covenants.** Notwithstanding anything else herein or in any of the other Transaction Documents to the contrary, the Company or any Subsidiary of the Company is permitted to do any or all of the following transactions without the consent of the Holder and, if prior notice of any transaction is required by the Company to the Holder under the Transaction Documents, such notice will be subject to compliance with Regulation FD of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and other applicable federal and state securities laws, rules and regulations: Forward or reverse stock split.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: ______________________

Name: DEAN SAVIES

Title: Chairman/CEO

**NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED FOR RESALE WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE ISSUER MAY BE REQUIRED IN CONNECTION WITH ANY SUCH UNREGISTERED RESALE (OTHER THAN PURSUANT TO RULE 144 OF THE SECURITIES ACT). NOTWITHSTANDING THE FOREGOING, THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.**

**THIS WARRANT DOES NOT REQUIRE PHYSICAL SURRENDER OF THE WARRANT IN THE EVENT OF A PARTIAL EXERCISE. AS A RESULT, FOLLOWING ANY EXERCISE OF ANY PORTION OF THIS WARRANT, THE NUMBER OF SHARES OF COMMON STOCK FOR WHICH THIS WARRANT MAY BE EXERCISED MAY BE LESS THAN THE NUMBER OF SHARES SET FORTH BELOW.**

# IMAGING3, INC.

# WARRANT TO PURCHASE COMMON STOCK

Date of Issuance: October 3, 2011 ("**Issuance Date**")

IMAGING3, INC., a California corporation (the "**Company**"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GEMINI MASTER FUND, LTD., the registered holder hereof or its permitted assigns (the "**Holder**"), is entitled to purchase from the Company up to a total of 3,600,000 shares ("**Warrant Shares**") of the Company's Common Stock at an exercise price equal to $0.10 per share (as may be adjusted from time to time as provided herein, the "**Exercise Price**") at any time during the period ("**Exercise Period**") commencing on the Issuance Date and ending on and including the date which is five (5) years following the Issuance Date ("**Expiration Date**"), subject to the terms and conditions set forth herein. The Holder's Maximum Ownership Percentage is 9.9% (which may be changed only as specified in PST Document WAR, as defined below).

## 1. Incorporation by Reference; Definitions.

(a) *Issuance*. This Warrant to Purchase Common Stock ("**Warrant**") is one of a series of similar warrants issued pursuant to that certain Securities Purchase Agreement dated on or about the date hereof by and between the Company and the Purchasers identified therein (the "**Securities Purchase Agreement**").

(b) *Incorporation*. This Warrant incorporates by reference, as if set forth herein in its entirety and including without limitation all terms, conditions and provisions set forth therein, the PipeFund Services Organization Standard Transaction Document labeled WAR 8-11

(Standard Warrant Terms) available and accessible at www.pipefund.com ("**PST Document WAR**"); *provided, however*, that to the extent any of the terms, conditions or provisions of this Warrant (without such incorporation) contradict or conflict with the terms, conditions or provisions of PST Document WAR, this Warrant shall control.

(c) *Defined Terms*. Each initially capitalized term used herein and not otherwise defined herein shall have the meaning ascribed thereto in PST Document WAR or the Securities Purchase Agreement (including without limitation definitions incorporated therein by reference to PST Document GTC or by reference indirectly to PST Document DEF, each a PipeFund Standard Transaction Document available and accessible at www.pipefund.com).

**2. Specific/Additional Terms.**

This Warrant shall have Full Ratchet Anti-Dilution Adjustment, and simultaneously with any reduction of the Exercise Price hereunder the number of Warrant Shares that may be purchased upon exercise hereof shall be inversely proportionately increased so that after such adjustment the aggregate Exercise Price payable under this Warrant for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

This Warrant shall have Cashless Exercise at all times during which there is not an effective Registration Statement covering the resale of all Warrant Shares by the Holder, which Registration Statement is not subject to any suspension or stop order and contains a Prospectus therein that is current and available for use by the Holder and not subject to any blackout or similar circumstance.

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the Issuance Date set forth above.

**IMAGING3, INC.**

By: ____________________
Name: Dean Janes
Title: Chairman/CEO